SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement” or “Subscription Agreement”) dated as of September 30, 2013 between CHANTICLEER HOLDINGS, INC., a Delaware corporation having its principal offices at 11220 Elm Lane, Suite 203, Charlotte, NC 28277 (the “Company”) and the SUBSCRIBERS (“Subscribers”), whose names and addresses are set forth on the Signature Page to this Agreement.

WHEREAS, on the terms and subject to the conditions hereinafter set forth, the Company offers four hundred and twenty six thousand, six hundred sixty seven (426,667) Units on an “all or none basis” and an additional six hundred and sixty six thousand, six hundred sixty seven (666,667) Units at a “best efforts basis” (“Units”) at three dollars and seventy five cents (USD $3.75) per Unit, to accredited investors, with each Unit consisting of one (1) share of the Company's Common Stock (“Common Stock”) and one (1) five year warrant (“Warrant”), exercisable after twelve (12) months, to purchase one (1) share of common stock at an initial exercise price of five dollars (USD $5.00) (the “Offering”). The Units will be offered to a limited number of individuals or entities who qualify as “accredited investors” as defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) (collectively, the “Investors”).

This Offering shall close on or before September 30, 2013, unless extended to October 31, 2013 by the Company without notice to the Investors.

The minimum purchase per Subscriber is Fifty Thousand Dollars ($50,000), subject to the right of the Company to accept lesser amounts.

WHEREAS, Subscriber (who, together with all other subscribers to the Offering, are collectively referred to as “Subscribers”) desires to acquire the aggregate number of Units set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

Section 1.           Subscription for Units. On the terms and subject to the conditions hereinafter set forth, Subscriber hereby subscribes for and agrees to purchase from the Company, that number of Units as is set forth on the signature page hereof, for the purchase price indicated (the “Purchase Price”). The Purchase Price is payable by check made payable to “Chanticleer Holdings, Inc.” contemporaneously with the execution and delivery of this Subscription Agreement to the Company or by wire transfer to the following coordinates:

RBK:	Paragon Commercial Bank
ABA:
BNF:	Chanticleer Holdings, Inc.
A/C:
Attn:
Ref:

Promptly following a closing at which all or part of Subscriber’s subscription is accepted, the Units will be delivered by the Company to Subscriber. The funds will be held in escrow at Paragon Commercial Bank until the earlier of receipt of funds for the minimum offering amount or the termination of the offering. Funds, if returned, will be returned without interest.

Section 2.          Representations, Warranties and Covenants of Subscriber. Subscriber hereby represents, warrants and covenants to the Company that:

2.1          Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Securities; (iii) an investor may not be able to readily liquidate its investment; (iv) transferability of the Securities is limited; and (v) Subscriber could sustain the loss of its entire investment.

2.2          Subscriber is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) or a non US-Person as such term is defined in Rule 902 of Regulation S promulgated under the Securities Act, and Subscriber is able to bear the economic risk of an investment in the Securities. In addition, Subscriber has such knowledge and experience in business and financial matters, including prior investments in non-listed and non-registered securities, as is necessary in order to evaluate the merits and risks of its investment in the Units.

2.3          Subscriber has received and has carefully read and considered the accompanying Private Placement Memorandum, and all Exhibits attached thereto and the Company’s filings with the Securities and Exchange Commission (“SEC”). In evaluating the suitability of an investment in the Company, Subscriber has not relied upon any representations or other information (whether oral or written) received from the Company, its officers, directors, agents, employees or representatives, except information set forth in this Agreement, the Term Sheet or information that is obtained from the Company in order to verify such information. Subscriber has been afforded the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of the Offering and to obtain such additional information as Subscriber deemed necessary in order to evaluate its investment in the Units.

2.4          Subscriber understands that its purchase of the Securities may have tax consequences and that Subscriber must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Securities. Subscriber has independently evaluated the merits of its decision to purchase Units pursuant to the transaction documents, and Subscriber confirms that it has been afforded the opportunity to consult with its business, tax and/or legal counsel in making such decision and has availed itself of that opportunity to the extent deemed advisable by Subscriber.

2.5          Subscriber acknowledges that the Offering has not been reviewed, endorsed or approved by the United States SEC and that the Units are being offered without registration under the Securities Act in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and without registration under any state securities laws. Subscriber understands that a legend may be affixed to each certificate evidencing any of the Securities to the effect that the Securities have not been registered under the Securities Act or any applicable state securities laws and setting forth or referring to the restrictions on transferability and sale thereof.

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2.6          Subscriber is purchasing the Units for its own account for investment purposes only and not with a view to or for sale in connection with, or for purposes of, any “distribution” thereof within the meaning of Section 2(11) of the Securities Act.

2.7          Subscriber understands that the Company reserves the right to reject or limit any subscription in its sole discretion and, subject to any minimum offering requirements, to hold one or more closings of the Offering at any time. Subscriber further understands that the Company shall not have any obligation to sell any Units in any jurisdiction in which the sale of such would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction.

2.8          Subscriber’s address set forth on the signature page hereto is its principal residence if Subscriber is an individual or its principal business address if Subscriber is a corporation or other entity.

2.9          Subscriber is not subscribing for the Units as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or general meeting.

2.10          Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations hereunder. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law. The funds provided for this investment are either separate property of Subscriber, community property over which Subscriber has the right of control or are otherwise funds as to which Subscriber has the sole right of management.

2.11          The Company is not, with respect to its business operations, except as disclosed in Attachment A hereto, (i) parties to any pending lawsuit or other legal proceedings, reconciliation or arbitration proceedings or any other governmental investigation or proceedings; (ii) likely to become parties to any such legal proceedings; and (iii) no other such legal proceeding has been instituted, pending, and/or threatened against the Company.

2.12          The execution, delivery and performance of this Subscription Agreement by Subscriber will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber’s articles of incorporation or by-laws, if applicable, or any agreement to which Subscriber is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or on the Securities.

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2.13          No consent from any other person is required in order for Subscriber to execute this Agreement and perform its obligations hereunder, or such consent has been obtained and a copy has been provided to the Company.

2.14          Subscriber has kept confidential the existence of the Offering and the information contained therein or made available in connection with any further investigation of the Company.

2.15          Subscriber’s representations and warranties contained in this Subscription Agreement accompanying this Subscription Agreement do not contain any untrue statement of a material fact. Subscriber understands that the Company is relying upon the truth and accuracy of the representations, warranties and agreements of Subscriber set forth herein in making its determination that the Offering and sale of the Units is exempt from registration under the Securities Act and state securities laws.

Section 3.             Miscellaneous.

3.1          Any notice or other communication required, permitted or provided for hereunder (each, a “Notice”) shall be effective as between the parties only if given in writing and sent by (a) personal delivery, (b) registered or certified mail (return receipt requested); or (c) express delivery service, to the Company at 11220 Elm Lane, Suite 203, Charlotte, NC 28277, and to the Subscriber at his address indicated on the signature page of this Subscription Agreement. Notice shall be deemed to have been duly given and received (i) if personally delivered, on the date of such delivery, (ii) if mailed, on the date set forth on the return receipt, or (iii) if delivered by express delivery, on the date of such delivery (as evidenced by the receipt provided to the express delivery service). If Notice cannot be delivered because of a changed address of which no Notice was given, or the refusal to accept delivery, the Notice shall be deemed received on the date it is sent (as evidenced by the affidavit of the sender).

3.2          This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

3.3          Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the Company and Subscriber hereby: (a) agree that all questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, and (b) all legal proceedings concerning the interpretation, enforcement and defense of this Subscription Agreement shall be commenced in the Courts of the State of Delaware or the courts of the United States of America and appellate courts from any thereof (the “Courts”), (c) irrevocably submit to the exclusive jurisdiction of the Courts for the adjudication of any dispute hereunder (including with respect to the enforcement of this Subscription Agreement); (d) irrevocably waive and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any of such Courts, or that such suit, action or proceeding is improper; (e) irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the other at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof (nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law); and (f) irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby.

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3.4          This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

3.5          If any provision of this Subscription Agreement is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, the balance of this Subscription Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

3.6          No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party or parties to be bound thereby. It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

3.7          The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

3.8          The obligations of each Investor under any transaction document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any transaction document. The decision of each Investor to purchase Shares pursuant to the transaction documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any transaction document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the transaction documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the transaction documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same transaction documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor. If Subscriber is a corporation, limited liability company, partnership, trust or two or more individuals purchasing jointly, Subscriber shall follow the specific instructions for the Certificate of Corporate, Limited Liability Company, Partnership, Trust and Joint Purchases at Page 9 hereof.

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3.9          Subscriber acknowledges that the subscription made hereby is not binding upon the Company until the Company accepts it. The Company has the right to accept or reject this subscription in whole or in part in its sole and absolute discretion. If this subscription is rejected in whole, the Company shall return the Purchase Price to Subscriber, without interest, and the Company and Subscriber shall have no further obligation to each other by reason of this Subscription Agreement or the subscription made hereby. In the event of a partial rejection of this subscription, a proportionate amount of the Purchase Price will be returned to Subscriber, without interest.

3.10          The Company stock is subject to a nineteen and nine tenths percent (19.9%) beneficial ownership limitation; any ownership by one individual investor of more than nineteen and nine tenths percent (19.9%) of the Company stock requires approval by the Company’s shareholders. Additionally, the Company is subject to a nineteen and nine tenths percent (19.9%) issuance limitation for the issuance referred to in this Subscription Agreement dated September 30, 2013. Any issuance of Company common stock from this particular transaction above nineteen and nine tenths percent (19.9%) of the total outstanding shares as of September 29, 2013 requires Shareholder approval. The Company intends to seek required Shareholder approval if necessary.

[Remainder of Page Intentionally Blank, Signature Page Follows]

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SIGNATURE PAGE FOR INDIVIDUAL INVESTOR

IN WITNESS WHEREOF, this Subscription Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Signature	Signature (If Units Purchased Jointly)

Name:	Name
Please Print

Address	Address

Telephone #	Telephone #

Fax #	Fax #

Email:	Email:

Social Security #	Social Security #

Date:	Date:

Number of Units Subscribed For:

Purchase Price:

Form of joint ownership of Units (if applicable):       ☐  JTTEN       ☐  JTWROS      ☐  JTTIC

Exact Name in Which Securities are to be Registered:

Subscription Accepted:

CHANTICLEER HOLDINGS, INC.

By:
Name:
Title:

Date:

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SIGNATURE PAGE FOR PARTNERSHIP, CORPORATION,
LIMITED LIABILITY COMPANY OR TRUST

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Name of partnership, corporation, limited liability company or trust

By:	Federal Tax ID Number

Name:

Title:	State of Organization

Address:

Telephone:

Fax:

Email:

Date:

Number of Units Subscribed For:

Purchase Price:

Exact Name in Which Securities are to be Registered:

Subscription Accepted:

CHANTICLEER HOLDINGS, INC.

By:
Name:
Title:

Date:

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SPECIAL SUBSCRIPTION INSTRUCTIONS FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST AND JOINT PURCHASERS

If Subscriber is a corporation, partnership, limited liability company, trust, or other entity or joint purchaser, the following additional instructions must be followed. INFORMATION ADDITIONAL TO THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

1.            Certificate. Subscriber must date and sign the Certificate below, and, if requested by the Company, Subscriber may also be required to provide a copy of (a) the corporation’s articles of incorporation, bylaws and authorizing resolution, (b) the partnership agreement, (c) the limited liability company’s certificate of formation or articles of organization, as applicable, and limited liability company agreement, operating agreement or similar agreement governing the rights and obligations of the members of the limited liability company, or (d) the trust agreement, as applicable.

2.             Subscription Agreement.

(a)          Corporations. An authorized officer of the corporation must date, sign, and complete the Subscription Agreement with information concerning the corporation. The officer should print the name of the corporation above his signature, and print his name and office below his signature.

(b)          Partnerships. An authorized partner must date, sign, and complete the Subscription Agreement with information concerning the partnership. The partner should print the name of the partnership above his signature, and print his name and the words “general partner” below his signature.

(c)          Limited Liability Companies. An authorized member or manager must date, sign, and complete the Subscription Agreement with information concerning the limited liability company. The member or manager should print the name of the limited liability company above his signature, and print his name and the word “member” or “manager” below his signature.

(d)          Trusts. In the case of a trust, the authorized trustee should date, sign, and complete the Subscription Agreement with information concerning the trust. The trustee should print the name of the trust above his signature, and print his name and the word “trustee” below his signature. In addition, an authorized trustee should also provide information requested in the Subscription Agreement as it pertains to him as an individual.

(e)          Joint Ownership. In all cases, each individual must date, sign, and complete the Subscription Agreement. Joint investors must state if they are purchasing the Shares as joint tenants with the right of survivorship, tenants in common, or community property, and each must execute the Subscription Agreement signature page.

CERTIFICATE FOR CORPORATE, PARTNERSHIP,

LIMITED LIABILITY COMPANY, TRUST, AND JOINT SUBSCRIBERS

If Subscriber is a corporation, partnership, limited liability company, trust, joint purchaser, or other entity, an authorized officer, partner, member, manager or trustee must complete, date and sign this Certificate.

CERTIFICATE

I hereby certify that:

1.          Subscriber has been duly formed is validly and existing and has full power and authority to purchase the Units and make an investment in Chanticleer Holdings, Inc.

2.          The Subscription Agreement has been duly and validly authorized, executed, and delivered by Subscriber and constitutes the valid, binding, and enforceable obligation of Subscriber.

Date:
Name of corporation, partnership, limited liability company, trust or joint purchases
(please print)

Signature and title of authorized officer, partner, member, manager, trustee, or joint purchaser

ACCREDITED INVESTOR PROSPECTIVE PARTICIPANT QUESTIONNAIRE

**ALL INFORMATION WILL BE HELD IN STRICTEST CONFIDENCE**

INSTRUCTIONS TO THE PROSPECTIVE INVESTOR: This Questionnaire is being sent to each prospective participant that has indicated an interest in purchasing Units of Chanticleer Holdings, Inc. (the “Company”). The purpose of this Questionnaire is to assure the Company that each prospective subscriber to its Units (“Subscriber”) will meet the standards imposed by Regulation D, promulgated under the Securities Act of 1933, as amended, the National Securities Markets Improvement Act of 1966, similar exemptions provided by the applicable state securities laws and regulations promulgated there under (the “Securities Laws”). Since the Units will not be registered, each subscriber must complete the following Questionnaire.

The information provided will be used to determine whether the prospective purchaser’s Subscription Agreement to purchase Units will be accepted by the Company in light of the requirements of Securities Laws. In subscribing for Units and furnishing the information requested in this Questionnaire, the Subscriber understands that the Company will rely on the information provided herein for purposes of such determinations. The Subscriber understands that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against the Subscriber for damages.

The information provided herein by Subscribers will be kept confidential. However, by signing this Questionnaire, the Subscriber agrees that the Company may present the completed document to such parties as it deems appropriate if called upon to establish the availability under any Securities Laws.

In accordance with the foregoing, the following representations are hereby made and the following information is furnished by the undersigned subscriber.

PART A. GENERAL INFORMATION

NAME(S) OF PROSPECTIVE SUBSCRIBER:

Social Security Number or Tax I.D. No.:

PART B. INVESTOR INFORMATION

1.	If the prospective Participant is an individual:

(a)	Do you have an individual net worth, or joint net worth with your spouse (exclusive of your primary residence) in excess of $1,000,000?

Yes _______ No _______

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(b)          (i)          Did you have individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 for each of those years?

Yes _______ No _______

(ii)          Do you anticipate for this tax year having individual income in excess of $200,000, or joint income with your spouse in excess of $300,000?

Yes _______ No _______

2.	If the prospective Participant is a corporation, partnership, limited liability company, trust or other entity:

(a)	Is the entity an accredited investor within the meaning of Regulation D of the Securities Act?

Yes _______ No _______

(b)	Does the entity, by reason of its own, or of its management’s business or financial experience, have the capacity to protect its own interests in connection with an investment in the Units?

Yes _______ No _______

(c)	Does the entity have substantial experience in evaluating and investing in private placement transactions of securities in entities similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Units?

Yes _______ No _______

3.	Have you purchased the Units for investment purposes and not with a view toward resale or distribution, and will, prior to any sale or attempted sale of any of the Units, comply with all requirements of the state and federal securities acts?

Yes _______ No _______

4.	Do you understand that Units cannot be readily sold because there will be no public market for them, that the Units are not suitable for any investor unless he or she has available personal liquid assets to provide for financial contingencies and that a condition to any sale would be the registration of such interests or the availability of an exception to such registration requirements?

Yes _______ No _______

5.	Is your principal investment objective to secure an economic profit, determined without regard to any tax benefits which you may receive?

Yes _______ No _______

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6.	Do you understand that the Units encompass substantial risks?

Yes _______ No _______

7.	Do you acknowledge that no independent due diligence has been undertaken except for that performed by yourself and your purchaser representative, if applicable?

Yes _______ No _______

8.	Do you understand that no attorney-client relationship has arisen in connection with this offering between any prospective Subscriber and counsel to the Company or between any prospective Subscriber and counsel to any other Investor?

Yes _______ No _______

9.	(a) Do you plan to use a “Purchaser Representative” to assist you in analyzing this investment?

Yes _______ No _______

If “Yes”, please provide Purchaser Representative’s name and address:

b)	If “No”, do you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of this investment?

Yes _______ No _______

I REPRESENT THAT THE ABOVE INFORMATION IS CORRECT. I HEREBY AUTHORIZE THE COMPANY TO VERIFY SUCH INFORMATION WITH MY ATTORNEY, BANKER, ACCOUNTANT OR OTHER ADVISORS(S).

Date:
Subscriber’s Signature

Subscriber’s Signature

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ATTACHMENT A

On October 12, 2012, Francis Howard (“Howard”), individually and on behalf of all others similarly situated, filed a lawsuit against Chanticleer Holdings, Inc. (the “Company”), Michael D. Pruitt, Eric S. Lederer, Michael Carroll, Paul I. Moskowitz, Keith Johnson (The “Individual Defendants”), Merriman Capital, Inc., Dawson James Securities, Inc. (The “Underwriter Defendants”), and Creason & Associates P.L.L.C. (The “Auditor Defendant”), in the U.S. District Court for the Southern District of Florida.  The class action lawsuit alleges violations of Section 11 of the Securities Act against all Defendants, violations of Section 12(a)(2) of the Securities Act against only the Underwriter Defendants, and violations of Section 15 against the Individual Defendants.  Howard seeks unspecified damages, reasonable costs and expenses incurred in this action, and such other and further relief as the Court deems just and proper. On October 15th, 2012, the Honorable Judge James I. Cohn filed an Order setting the Calendar Call for the case for June 13th, 2013, and the Trial Date for the trial period commencing on June 17th, 2013.  On October 31st, 2012, the Company and the Individual Defendants retained Stanley Wakshlag at Kenny Nachwalter, P.A. to represent them in this litigation. Requests by the Underwriting Defendants for indemnification were denied.  On November 2nd, 2012, we filed a Joint Motion to Extend Deadline to Respond to Class Action Complaint, requesting that our responsive pleading deadline be delayed until after a lead Plaintiff is named.  That Motion was approved, and on December 12th, 2012, Howard filed a Motion to Appoint himself Lead Plaintiff and to Approve his selection of The Rosen Law Firm, P.A. as his Counsel.  An Order appointing Francis Howard and the Rosen Law Firm as lead Plaintiff and lead Plaintiff’s Counsel was entered on January 4, 2013. Therein, Judge Cohn also reset Calendar Call for October 10, 2013; trial was reset for the two-week period commencing October 15, 2013. On February 19, 2013, Plaintiff filed an Amended Complaint. On April 5, 2013, the Company, Individual Defendants, and the Auditor Defendant (separately) filed a Motion to Dismiss the action. Plaintiff filed an opposition to Chanticleer Defendants’ (and Auditor Defendants’) Motion to Dismiss on April 22, 2013.  On May 9, 2013, the Company and Individual Defendants filed a Reply Memorandum of Defendants Chanticleer Holdings, Inc., Michael D. Pruitt, Eric S. Lederer, Michael Carroll, Paul I Moskowitz, and Keith Johnson in support of their Motion to Dismiss the Amended Class Action Complaint.  Judge Cohn has yet to make a ruling on the Motions.  On May 20, 2013, the Plaintiff filed a Notice of Voluntary Dismissal without prejudice of Defendants Dawson James Securities, Inc. and Merrimal Capital, Inc. Pursuant to the Federal Rules of Civil Procedure 41(a)(1)(A). The Company has and will continue to vigorously defend itself in this matter.

On March 26, 2013, our South African operations received Notice of Motion filed in the Kwazulu-Natal High Court, Durban, Republic of South Africa, filed against Rolalor (PTY) LTD (“Rolalor”) and Labyrinth Trading 18 (PTY) LTD (“Labyrinth”) by Jennifer Catherine Mary Shaw (“Shaw”). Rolalor and Labyrinth were the original entities formed to operate the Johannesburg and Durban locations, respectively. On September 9, 2011, the assets and the then-disclosed liabilities of these entities were transferred to Tundraspex (PTY) LTD (“Tundraspex”) and Dimaflo (PTY) LTD (“Dimaflo”), respectively. The current entities, Tundraspex and Dimaflo are not parties in the lawsuit. Shaw is requesting that the Respondents, Rolalor and Labyrinth, be wound up in satisfaction of an alleged debt owed in the total amount of R4,082,636.13 (approximately $442,189). The Company has and will continue to vigorously defend itself in this matter.

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On April 1, 2013, the Company received a subpoena from the Securities and Exchange Commission seeking information regarding our South African entities’ previous accounting issues. The Company responded as required by the due date of April 30, 2013 and intends to otherwise comply as required.

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